Exhibit 99
Stem Announces New Software and Services-Centric Strategy
to Drive Scalable Growth and Profitability

Refined go-to-market strategy and leadership structure emphasizing software and services; expanding energy consulting offerings

Actions expected to drive more scalable, recurring, and profitable revenue streams with improved working capital and cash flow profile

Company to provide additional details on strategy roadmap on third quarter 2024 earnings call

SAN FRANCISCO, October 1, 2024 – Stem, Inc. (NYSE: STEM) (the “Company,” Stem” or “we”), a global leader in artificial intelligence (AI)-driven clean energy software and services, today announced the outcome of its previously announced review of the Company’s strategy led by the Board’s Software Strategy Working Group, which worked closely with the Stem management team. The Company expects its new strategic priorities will drive more predictable recurring revenue at significantly higher gross margins than the Company has previously realized and will enable more scalable growth.

“We are pleased to introduce Stem’s new strategy, which marks an important milestone for the Company as we shift to a more predictable software and services-focused business and accelerate a new path to profitable, scalable growth,” said David Buzby, Stem’s Interim Chief Executive Officer and Executive Chair of the Board of Directors. “Our new strategy will build on our industry-leading software and services to create tangible value for our customers. We believe we are well positioned to serve the tremendous global growth in renewable energy with our AI-enabled software, edge device, and services capabilities, and we are energized by the work ahead.”

Doran Hole, Chief Financial Officer and Executive Vice President of Stem, said, “We are confident that our new strategy will drive more predictable recurring business, shorten our runway to revenue, significantly improve gross margin profile, and lower our working capital usage. As we assess our cost structure, we will seek to maximize profitability and operating leverage, while still delivering exceptional value to customers with our talented employee base.”

Executing on Our New Strategic Priorities

Our four key strategic priorities are:

#1. Shift to Software and Services-Centric Business to Drive Predictable, Recurring, High-Margin Revenue

We will shift to a more predictable business, leading with our differentiated suite of software and services, with recurring revenue and higher margins. This go-to-market approach is expected to drive several critical benefits versus the Company’s previous

Exhibit 99
strategy, which was more reliant on hardware resale. These benefits include reduced lumpiness in financial performance, lowered business and operational complexity, improved predictability and accelerated collection of cash flow, and reduced impact by outside market factors such as project delays.

Importantly, we are not abandoning our existing hardware commitments, but are changing how we engage with our customers in the future.

#2. Expanding and Emphasizing Energy Services as a Competitive Differentiator and Enable More Predictable Revenue

Our re-focused strategy leads with consultative energy services as the entry point into project-based customer relationships. This will create more predictable revenue that is less dependent on factors beyond our control, such as supply chain, financing, and interconnection and permitting delays.

This relationship-based service will leverage some of our key strengths, including market experience, technical expertise, and software and edge device capabilities, to improve speed to market and financial results for our customers. We will build on our strong service reputation to develop relationships that enable repeatable, higher margin revenue.

#3. Deliver Enhanced AI-enabled Software and Edge Device Capabilities

We will prioritize our AI-enabled software and edge device capabilities to drive a product-led, customer-focused culture of innovation and delivery. Our software solutions will build on our award-winning, hardware-agnostic PowerTrackTM and Athena® platforms, which help to maximize value for solar and storage customers. We will combine these capabilities into a single platform that spans asset management and optimization software across both solar and storage assets, and other technologies over time.

This strategic priority identifies Stem’s PowerTrack solar monitoring and control capabilities, first added to our product portfolio through the acquisition of AlsoEnergy in 2022, as a commercial and strategic core from which we will develop new products and features and target new customer segments.

We expect that this renewed strategic focus and combined platform will generate additional value for our large base of 16,000 existing customers, while driving new opportunities with both “greenfield” and “brownfield” customers.

#4. Updating Our Approach to Battery Hardware Resales

We will provide hardware procurement advisory services as a subset of our broad service offerings, rather than procure hardware as our primary go-to-market approach. Going forward, we will procure hardware for customers only when doing so meets

Exhibit 99
stringent profitability criteria, requires zero working capital, and is accompanied by our software and edge devices.

We expect that our new standard contractual terms will drive cash flow-positive payments so that hardware purchases will no longer burden our balance sheet or negatively impact our cash position. We will continue to work through our backlog of approximately $1.6 billion, upholding our commitment to our customers.

Third Quarter 2024 Earnings Conference Call

As previously announced, Stem will host its third quarter 2024 earnings conference call on October 30, 2024 to discuss its latest financial and operating performance, the execution of its new strategy, and 2024 guidance.

About Stem

Stem (NYSE: STEM) is a global leader in AI-enabled software and services that enable its customers to plan, deploy, and operate clean energy assets. The company offers a complete set of solutions that transform how solar and energy storage projects are developed, built, and operated, including an integrated suite of software and edge products, and full lifecycle services from a team of leading experts. More than 16,000 global customers rely on Stem to maximize the value of their clean energy projects and portfolios. Learn more at stem.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws — that is, statements about the future, not about past events. Such statements often contain words such as “expect,” “may,” “can,” “estimate,” “intend,” “anticipate,” “will,” “potential,” “projected" and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as forecasts or expectations regarding management’s vision for the future of Stem; projections relating to our future financial results, growth, our products and services, and our ability to transition to new business models; statements about the benefits of other strategic, restructuring, technology, and capital allocation commitments and initiatives; and other statements that are not historical facts. These statements are subject to risks and uncertainties beyond Stem’s control, including, but not limited to our ability to implement our strategic initiatives; our inability to comply with, and the effect on our business of, evolving legal standards and regulations, including those concerning data protection, consumer privacy, sustainability, and evolving labor standards; risks relating to the development and performance of our energy storage systems and software-enabled services; our inability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; the risk that our business, financial condition and results of operations may be adversely affected by other political, economic, business and competitive factors; and other risks and uncertainties discussed in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. Statements in this press release are made only as of the date of this release, and

Exhibit 99
Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events, or otherwise, except as required by law.

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Stem Investor Contacts
Ted Durbin, Stem
Marc Silverberg, ICR
IR@stem.com

Stem Media Contact
Suraya Akbarzad, Stem
press@stem.com

Source: Stem, Inc.